EXHIBIT 10.15


                                                                  EXECUTION COPY



                               REAFFIRMATION AGREEMENT, dated as of May 6, 2002
                    (as the same may from time to time be amended, supplemented or otherwise modified, this "Agreement"), among UCAR
                    Finance Inc. (the "Company"), UCAR International Inc.,
                    UCAR Global Enterprises Inc., UCAR Carbon Company Inc., UCAR Composites Inc., UCAR Technology LLC, UCAR Holdings III Inc. and UCAR International Trading Inc. (collectively, the "Guarantors") and State Street Bank and Trust Company, as trustee (the "Trustee").

     The Company intends to issue $150 million of additional 10 1/4% Senior Notes due 2012 (the "Additional Offering") pursuant to the Indenture dated February 15, 2002 among the Company, the Guarantors, UCAR International Holdings Inc. and the Trustee (the "Indenture").

     Each of the Company and the Guarantors is party to the Indenture, as amended and the Company and each of the Company and UCAR Carbon Company Inc. is party to the Graftech Pledge Agreement dated February 15, 2002 (the "Graftech Pledge Agreement").

     Each of the Company and the Guarantors (each, a "Reaffirming Party") expects to realize, or has realized, substantial direct and indirect benefits as a result of the Additional Offering.

     The execution and delivery of this Agreement is required under the Purchase Agreement among the Company, the Guarantors, Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc. dated May 1, 2002.

     Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows for the equal and ratable benefit of all Holders of Securities issued pursuant to the Indenture, as amended, including Holders of Securities issued in the Additional Offering:

                                    ARTICLE I

                                  REAFFIRMATION

     SECTION 1.1 REAFFIRMATION. Each of the Reaffirming Parties hereby consents to the Additional Offering, each of the Guarantors hereby confirms its respective guarantee under the Indenture, as amended, and UCAR Carbon Company Inc. hereby confirms its pledge of shares of stock of Graftech Inc. under the Graftech Pledge Agreement, and the Company hereby reaffirms its pledge of the Intercompany Note Obligations under the Indenture. Each of the Reaffirming Parties agrees that notwithstanding the consummation of the Additional Offering

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such guarantees and pledges, as applicable, shall continue to be in full force and effect and shall accrue to the benefit of the Holders of the Securities.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

     SECTION 2.1 ORGANIZATION. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

     SECTION 2.2 AUTHORITY; ENFORCEABILITY. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 2.3 INDENTURE; GRAFTECH PLEDGE AGREEMENT. The representations and warranties of such Reaffirming Party contained in the Indenture and the Graftech Pledge Agreement, as applicable, are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                                  ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1 NOTICES. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Article 14 of the Indenture.

     SECTION 3.2 SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 3.3 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.


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     SECTION 3.4 SUCCESSORS. All agreements of the Company and the Guarantors in this Agreement and shall bind their successors. All agreements of the Trustee in this Agreement shall bind its successors.

     SECTION 3.5 MULTIPLE ORIGINALS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

     SECTION 3.6 HEADINGS. The headings of the Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

     SECTION 3.7 AMENDMENT. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.



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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                               UCAR FINANCE INC.,

                               By:   /S/ KAREN G. NARWOLD
                                  ----------------------------------------------
                                  Name:   Karen G. Narwold
                                  Title:  Vice President, General Counsel,
                                          Human Resources and Secretary

                               UCAR INTERNATIONAL INC.,

                               By:  /S/ KAREN G. NARWOLD
                                  ----------------------------------------------
                                  Name:   Karen G. Narwold
                                  Title:  Vice President, General Counsel,
                                          Human Resources and Secretary

                               UCAR GLOBAL ENTERPRISES INC.,

                               By:  /S/ KAREN G. NARWOLD
                                  ----------------------------------------------
                                  Name:   Karen G. Narwold
                                  Title:  Vice President, General Counsel,
                                          Human Resources and Secretary

                                UCAR CARBON COMPANY INC.,

                                By:  /S/ KAREN G. NARWOLD
                                   ---------------------------------------------
                                   Name:   Karen G. Narwold
                                   Title:  Vice President, General Counsel,
                                           Human Resources and Secretary


                                UCAR COMPOSITES INC.,

                                By:  /S/ KAREN G. NARWOLD
                                   ---------------------------------------------
                                   Name:   Karen G. Narwold
                                   Title:  Secretary

                                UCAR CARBON TECHNOLOGY LLC,

                                By:  /S/ KAREN G. NARWOLD
                                   ---------------------------------------------
                                   Name:   Karen G. Narwold
                                   Title:  Vice President, General Counsel,
                                           Human Resources and Secretary

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                                 UCAR HOLDINGS III INC.,

                                 By:   /S/ KAREN G. NARWOLD
                                    --------------------------------------------
                                    Name:   Karen G. Narwold
                                    Title:  Vice President, General Counsel,
                                            Human Resources and Secretary

                                 UCAR INTERNATIONAL TRADING INC.,

                                 By:  /S/ KAREN G. NARWOLD
                                    --------------------------------------------
                                    Name:   Karen G. Narwold
                                    Title:  Vice President, General Counsel,
                                            Human Resources and Secretary

                                 STATE STREET BANK AND TRUST COMPANY, as
                                 Trustee,

                                 By:   /S/ PATRICK E. THEBADO
                                    --------------------------------------------
                                    Name:   Patrick E. Thebado
                                    Title:  Vice President